UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2004

AETHER SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27707	52-2186634

(Commission File Number)	(IRS Employer Identification No.)

11500 Cronridge Drive, Suite 110, Owings Mills, Maryland	21117

(Address of Principal Executive Offices)	(Zip Code)

(410) 654-6400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

On September 15, 2004, the stockholders of Aether Systems, Inc. approved the sale of its Transportation division to an affiliate of Platinum Equity Capital Partners, L.P. A copy of the press release announcing stockholder approval of the transaction is furnished as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits

(c) Exhibits

     99.1: Press Release of Aether Systems, Inc., dated September 15, 2004.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on September 17, 2004.

AETHER SYSTEMS, INC.

/s/ David C. Reymann
By: Its:	David C. Reymann Chief Financial Officer

Date: September 17, 2004